UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
COINBASE GLOBAL, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V89249-P49293 COINBASE GLOBAL, INC. C/O BROADRIDGE FINANCIAL SOLUTIONS POST OFFICE BOX 9112 FARMINGDALE, NY 11735-9544 COINBASE GLOBAL, INC. 2026 Annual Meeting of Shareholders Vote by June 15, 2026 11:59 p.m. Eastern Time You own shares of COINBASE GLOBAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on June 16, 2026. Virtually at: www.virtualshareholdermeeting.com/COIN2026 Get informed before you vote View the Notice, Proxy Statement, and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to June 2, 2026. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Annual Meeting of Shareholders* June 16, 2026 11:00 a.m. Pacific Time

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V89250-P49293 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting of Shareholders. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Brian Armstrong 02) Marc L. Andreessen 03) Christa Davies 04) Frederick Ernest Ehrsam III 05) Kelly A. Kramer 06) Chris Lehane 07) Tobias Lütke 08) Gokul Rajaram 09) Fred Wilson 2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026. For NOTE: The proxy holders will vote in their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof.